EXHIBIT 24

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: August 21, 1996.



                                   KENNETH THRASHER
                                   ---------------------------------------
                                   Kenneth Thrasher

                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: August 19, 1996.



                                   ROBERT G. MILLER
                                   ---------------------------------------
                                   Robert G. Miller

                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: August 21, 1996.



                                   THOMAS R. HUGHES
                                   ---------------------------------------
                                   Thomas R. Hughes

                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: August 30, 1996.



                                   JAMES J. CURRAN
                                   ---------------------------------------
                                   James J. Curran

                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: August 30, 1996.



                                   SAUL A. FOX
                                   ---------------------------------------
                                   Saul A. Fox

                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: August 21, 1996.



                                   A.M. GLEASON
                                   ---------------------------------------
                                   A.M. Gleason

                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: August 19, 1996.



                                   ROGER S. MEIER
                                   ---------------------------------------
                                   Roger S. Meier

                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: August 19, 1996.



                                   MICHAEL W. MICHELSON
                                   ---------------------------------------
                                   Michael W. Michelson

                                                                 EXHIBIT 24

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Robert G. Miller, Kenneth Thrasher and Roger A. Cooke, and each of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign one or more Form S-3 Registration Statements under the Securities Act of 1933, prepared in connection with the issuance and/or sale of shares of Common Stock of Fred Meyer, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: August 30, 1996.



                                   PAUL E. RAETHER
                                   ---------------------------------------
                                   Paul E. Raether